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INDEX

Exhibit 10.1

AGREEMENT

CONCERNING THE EXCHANGE OF SECURITIES

BETWEEN

KONA ENTERPRISES, INC.

AND

LIAONING JIADI GROUP REAL ESTATE DEVELOPMENT LIMITED AND
LIAONING DONG YA HUI FUNG AUTOMOBILE TRADING LIMITED

AND

THE STOCKHOLDERS OF
LIAONING JIADI GROUP REAL ESTATE DEVELOPMENT LIMITED AND
LIAONING DONG YA HUI FUNG AUTOMOBILE TRADING LIMITED

INDEX

ARTICLE I—EXCHANGE OF SECURITIES
1.1	—	Issuance of Securities
1.2	—	Corporate Action By Kona
1.3	—	Exemption from Registration
ARTICLE II—REPRESENTATIONS AND WARRANTIES OF JIADI
2.1	—	Organization
2.2	—	Capital
2.3	—	Subsidiaries
2.4	—	Directors and Officers
2.5	—	Financial Statements
2.6	—	Absence of Changes
2.7	—	Absence of Undisclosed Liabilities
2.8	—	Tax Returns
2.9	—	Investigation of Financial Condition
2.10	—	Patents and Rights
2.11	—	Compliance with Laws
2.12	—	Litigation
2.13	—	Authority
2.14	—	Ability to Carry Out Obligations
2.15	—	Full Disclosure
2.16	—	Assets
2.17	—	Material Contracts
2.18	—	Indemnification
2.19	—	Criminal or Civil Acts
2.20	—	Restricted Securities
ARTICLE III—REPRESENTATIONS AND WARRANTIES OF KONA
3.1	—	Organization
3.2	—	Capital
3.3	—	Subsidiaries
3.4	—	Directors and Officers
3.5	—	Financial Statements
3.6	—	Absence of Changes
3.7	—	Absence of Undisclosed Liabilities
3.8	—	Tax Returns
3.9	—	Investigation of Financial Condition
3.10	—	Patents and Rights
3.11	—	Compliance with Laws
3.12	—	Litigation
3.13	—	Authority
3.14	—	Ability to Carry Out Obligations
3.15	—	Full Disclosure
3.16	—	Assets
3.17	—	Material Contracts
3.18	—	Indemnification
3.19	—	Criminal or Civil Acts

i

ARTICLE IV—COVENANTS PRIOR TO THE CLOSING DATE
4.1	—	Investigative Rights
4.2	—	Conduct of Business
ARTICLE V—CONDITIONS PRECEDENT TO KONA'S PERFORMANCE
5.1	—	Conditions
5.2	—	Accuracy of Representations
5.3	—	Performance
5.4	—	Absence of Litigation
5.5	—	Officer's Certificate
ARTICLE VI—CONDITIONS PRECEDENT TO JIADI'S PERFORMANCE
6.1	—	Conditions
6.2	—	Accuracy of Representations
6.3	—	Performance
6.4	—	Absence of Litigation
6.5	—	Officer's Certificate
6.6	—	Directors of Kona
6.7	—	Officers of Kona
6.8	—	Corporate Action
ARTICLE VII—CLOSING
7.1	—	Closing
7.2	—	Ownership of Kona
ARTICLE VIII—COVENANTS SUBSEQUENT TO THE CLOSING DATE
8.1	—	Registration and Listing
8.2	—	Material Acquisitions
8.3	—	Financial Public Relations
ARTICLE IX—MISCELLANEOUS
9.1	—	Captions and Headings
9.2	—	No Oral Change
9.3	—	Non-Waiver
9.4	—	Time of Essence
9.5	—	Entire Agreement
9.6	—	Choice of Law
9.7	—	Counterparts
9.8	—	Notices
9.9	—	Binding Effect
9.10	—	Mutual Cooperation
9.11	—	Finders
9.12	—	Announcements
9.13	—	Expenses
9.14	—	Survival of Representations and Warranties
9.15	—	Exhibits
9.16	—	Legal Counsel
Signatures

ii

EXHIBITS
Allocation of Shares	Exhibit 1.1
Subscription Agreement	Exhibit 1.2
Form of Kona Warrant	Exhibit 1.2	(b)
Audited Financial Statements of Jiadi	Exhibit 2.5
Material Contracts of Jiadi	Exhibit 2.17
Financial Statements of Kona	Exhibit 3.5
Certificate of Officer—Jiadi	Exhibit 5.5
Certificate of Officer—Kona	Exhibit 6.5

iii

AGREEMENT

        AGREEMENT made this 23 day of October, 2004, by and between KONA ENTERPRISES, INC., a Colorado corporation ("Kona"), LIAONING JIADI GROUP REAL ESTATE DEVELOPMENT LIMITED AND LIAONING DONG YA HUI FUNG AUTOMOBILE TRADING LIMITED, two Chinese corporation ("Jiadi"), and the stockholders of Jiadi (the "Jiadi Stockholders") who are listed on Exhibit 1.1 hereto and have executed Subscription Agreements in the form attached in Exhibit 1.2, hereto.

        WHEREAS, Kona desires to acquire all of the issued and outstanding shares of common stock of Jiadi from the Jiadi Stockholders in exchange for newly issued unregistered shares of common stock of Kona;

        WHEREAS, Jiadi desires to assist Kona in acquiring all of the issued and outstanding common stock of Jiadi pursuant to the terms of this Agreement; and

        WHEREAS, all of the Jiadi Stockholders, by execution of Exhibit 1.2 hereto, agree to exchange all common shares of Jiadi for 8,500,000 common shares of Kona.

        NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

ARTICLE I

Exchange of Securities

        1.1    Issuance of Securities.     Subject to the terms and conditions of this Agreement, Kona agrees to issue and exchange 8,500,000 fully paid and nonassessable unregistered shares of its no par value common stock (the "Kona Shares") for all issued and outstanding shares of common stock of Jiadi (including all shares issued in the private placement of Jiadi set forth in paragraph 5.6, below) (the "Jiadi Shares") held by the Jiadi Stockholders (the "Jiadi Stockholders"). Exhibit 1.1 lists all Jiadi Stockholders, their shareholdings in Jiadi and the number of Kona Shares to be issued to them. All Kona Shares will be issued directly to the Jiadi Stockholders on the Closing Date, as hereinafter defined.

        1.2    Corporate Action by Kona.     On the Closing Date of this Agreement (the "Closing Date"), Kona shall have taken the following corporate action:

    (1)
    Kona has 1,000,000 shares currently outstanding and will issue an additional 500,000 shares to Gordon Ge Wang prior to the Closing Date; and

    (2)
    Kona shall have changed its name to "Liaoning Jiadi Group Limited" or other name mutually agreeable to the parties hereto.

        1.3    Exemption from Registration.     The parties hereto intend that all Kona Shares to be issued to the Jiadi Stockholders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder.

ARTICLE II

Representations and Warranties of Jiadi

        Jiadi hereby represents and warrants to Kona that:

        2.1    Organization.     Jiadi is a corporation duly organized, validly existing and in good standing under the laws of Liaoning, China, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

        2.2    Capital.     The issued and outstanding capital stock of Jiadi consists solely of 32,000,000 shares of $0.12 par value common stock, 20,000,000 shares issued and outstanding for LIAONING JIADI

GROUP REAL ESTATE DEVELOPMENT LIMITED and 12,000,000 shares issued and outstanding for LIAONING DONG YA HUI FUNG AUTOMOBILE TRADING LIMITED respectively. All of the outstanding common stock of Jiadi is duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating Jiadi to issue or to transfer from treasury any additional shares of its capital stock of any class.

        2.3    Subsidiaries.     Jiadi has no subsidiaries.

        2.4    Directors and Officers.     The names and titles of all directors and officers of Jiadi as of the date of this Agreement are as follows: Liu Jun, Chief Executive Officer and Director; Zhang Tao, Chief Operating Officer and Director; Liu Wanli, Chief Financial Officer and Director; and Jin Li, Director.

        2.5    Financial Statements.     Exhibit 2.5 hereto consists of the unaudited financial statements of Jiadi for the years ended December 31, 2002 and 2003 (the "Jiadi Financial Statements"). The Jiadi Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by Jiadi throughout the period indicated, and fairly present the financial position of Jiadi as of the dates of the balance sheets included in the Jiadi Financial Statements and the results of operations for the periods indicated. On the Closing Date, the Jiadi Financial Statements, including the December 31, 2004 year end statement, will be certified by an auditor admitted to practice before the Securities and Exchange Commission ("Commission"), and Jiadi will also provide unaudited financial statements for the three months ended March 31, 2005.

        2.6    Absence of Changes.     Since October 31, 2004, there has not been any change in the financial condition or operations of Jiadi, except for changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

        2.7    Absence of Undisclosed Liabilities.     As of October 31, 2004, Jiadi did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the Jiadi Financial Statements.

        2.8    Tax Returns.     Jiadi has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in Exhibit 2.5 are adequate for the periods indicated. There are no present disputes as to taxes of any nature payable by Jiadi.

        2.9    Investigation of Financial Condition.     Without in any manner reducing or otherwise mitigating the representations contained herein, Kona, its legal counsel and accountants shall have the opportunity to meet with Jiadi's accountants and attorneys to discuss the financial condition of Jiadi. Jiadi shall make available to Kona all books and records of Jiadi.

        2.10    Patents and Rights.     Jiadi owns and holds all necessary trademarks, service marks, trade names, copyrights, patents and proprietary information and other rights necessary or material to its business as now conducted or proposed to be conducted.

        2.11    Compliance with Laws.     Jiadi has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws.

        2.12    Litigation.     Jiadi is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of Jiadi, threatened against or affecting Jiadi or its business, assets or financial condition. Jiadi is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Jiadi is not engaged in any material litigation to recover monies due to it.

        2.13    Authority.     The Board of Directors of Jiadi has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and Jiadi has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of Jiadi and is enforceable in accordance with its terms and conditions. By execution of Exhibit 1.2, all of the Jiadi Stockholders have agreed to and have approved the terms of this Agreement.

        2.14    Ability to Carry Out Obligations.     The execution and delivery of this Agreement by Jiadi and the performance by Jiadi of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which Jiadi is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Jiadi, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of Jiadi.

        2.15    Full Disclosure.     None of the representations and warranties made by Jiadi herein or in any exhibit, certificate or memorandum furnished or to be furnished by Jiadi, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

        2.16    Assets.     Jiadi has good and marketable title to all of its property, free and clear of all liens, claims and encumbrances, except as otherwise indicated in Exhibit 2.5.

        2.17    Material Contracts.     Exhibit 2.17 sets forth all of the material contracts of Jiadi.

        2.18    Indemnification.     Jiadi agrees to indemnify, defend and hold Kona harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by Jiadi to perform any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Jiadi under this Agreement.

        2.19    Criminal or Civil Acts.     For a period of ten years prior to the execution of this Agreement, no executive officer, director or principal stockholder of Jiadi has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission judgment or decree, or is currently the subject to any investigation in connection with a felony crime or Commission proceeding.

        2.20    Restricted Securities.     Jiadi and the Jiadi Stockholders, by execution of this Agreement and of Exhibit 1.2, acknowledge that all of the Kona securities issued by Kona are restricted securities and none of such securities may be sold or publicly traded except in accordance with the provisions of the Act.

ARTICLE III

Representations and Warranties of Kona

        Kona represents and warrants to Jiadi that:

        3.1    Organization.     Kona is a corporation duly organized, validly existing and in good standing under the laws of Colorado, has all necessary corporate powers to carry on its business, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

        3.2    Capital.     The authorized capital stock of Kona on the Closing Date will consist of (i)  25,000,000 shares of no par value common stock, of which 1,500,000 shares of common stock will be issued and outstanding on the Closing Date. All of the outstanding common stock is duly and validly issued, fully paid and nonassessable. There are no other outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating Kona to issue or to transfer from treasury any additional shares of its capital stock of any class except the Kona Warrants and shares underlying the Kona Warrants to be issued pursuant to paragraph 1.2(b), above, and the Acquisition Warrants which may be issued pursuant to 5.7, below.

        3.3    Subsidiaries.     Kona does not have any subsidiaries or own any interest in any other enterprise.

        3.4    Directors and Officers.     Gary A. Agron is the sole officer and director of Kona.

        3.5    Financial Statements.     Exhibit 3.5 hereto consists of the audited financial statements of Kona for the period ended December 31, 2003 (the "Kona Financial Statements"). The Kona Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by Kona throughout the period indicated, and fairly present the financial position of Kona as of the dates of the balance sheet included in the Kona Financial Statements and the results of operations for the period indicated.

        3.6    Absence of Changes.     Since December 31, 2003, there has not been any material change in the financial condition or operations of Kona, except as contemplated by this Agreement.

        3.7    Absence of Undisclosed Liabilities.     As of December 31, 2003, Kona did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the Kona Financial Statements.

        3.8    Tax Returns.     Within the times and in the manner prescribed by law, Kona has filed all federal, state and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable.

        3.9    Investigation of Financial Condition.     Without in any manner reducing or otherwise mitigating the representations contained herein, Jiadi, its legal counsel and accountants shall have the opportunity to meet with Kona's accountants and attorneys to discuss the financial condition of Kona. Kona shall make available to Jiadi all books and records of Kona.

        3.10    Patents and Rights.     Kona does not own nor use any patent, trademark, service mark, trade name or copyright in its business.

        3.11    Compliance with Laws.     Kona has complied with, and is not in violation of, applicable federal, state or local statutes, laws or regulations including federal and state securities laws.

        3.12    Litigation.     Kona is not a defendant in any suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of Kona, threatened against or affecting Kona or its business, assets or financial condition. Kona is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Kona is not engaged in any material litigation to recover monies due to it.

        3.13    Authority.     The Board of Directors of Kona has authorized the execution of this Agreement and the transactions contemplated herein, and Kona has full power and authority to execute, deliver and perform this Agreement, and this Agreement is the legal, valid and binding obligation of Kona, and is enforceable in accordance with its terms and conditions.

        3.14    Ability to Carry Out Obligations.     The execution and delivery of this Agreement by Kona and the performance by Kona of its obligations hereunder will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw or other agreement or instrument to which Kona is a party, or by which it may be bound, nor will any consents or authorization of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Kona, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of Kona.

        3.15    Full Disclosure.     None of the representations and warranties made by Kona herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Kona or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

        3.16    Assets.     Kona has no assets.

        3.17    Material Contracts.     Kona has no material contracts.

        3.18    Indemnification.     Kona agrees to indemnify, defend and hold Jiadi harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by Kona to perform any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Kona under this Agreement.

        3.19    Criminal or Civil Acts.     For a period of ten years prior to the execution of this Agreement, no executive officer, director or principal stockholder of Kona has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission judgment or decree, or is currently the subject to an investigation in connection with any felony crime or Commission proceeding.

ARTICLE IV

Covenants Prior to the Closing Date

        4.1    Investigative Rights.     Prior to the Closing Date, each party shall provide to the other party, and such other party's counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

        4.2    Conduct of Business.     Prior to the Closing Date, each party shall conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business. Neither party shall amend its Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the normal course of business. Neither party shall enter into negotiations with any third party or complete any transaction with a third party involving the sale of any of its assets or the exchange of any of its common stock.

ARTICLE V

Conditions Precedent to Kona's Performance

        5.1    Conditions.     Kona's obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this Article V. Kona may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Kona of any other condition of or any of Kona's other rights or remedies, at law or in equity, if Jiadi shall be in default of any of its representations, warranties or covenants under this Agreement.

        5.2    Accuracy of Representations.     Except as otherwise permitted by this Agreement, all representations and warranties by Jiadi in this Agreement or in any written statement that shall be delivered to Kona by Jiadi under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

        5.3    Performance.     Jiadi shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

        5.4    Absence of Litigation.     No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Jiadi on or before the Closing Date.

        5.5    Officer's Certificate.     Jiadi shall have delivered to Kona a certificate dated the Closing Date in the form of Exhibit 5.5 and signed by the Chief Executive Officer of Jiadi certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article II are true and correct as of the Closing Date.

ARTICLE VI

Conditions Precedent to Jiadi's Performance

        6.1    Conditions.     Jiadi's obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this Article VI. Jiadi may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Jiadi of any other condition of or any of Jiadi's rights or remedies, at law or in equity, if Kona shall be in default of any of its representations, warranties or covenants under this Agreement.

        6.2    Accuracy of Representations.     Except as otherwise permitted by this Agreement, all representations and warranties by Kona in this Agreement or in any written statement that shall be delivered to Jiadi by Kona under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

        6.3    Performance.     Kona shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

        6.4    Absence of Litigation.     No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Kona on or before the Closing Date.

        6.5    Officer's Certificate.     Kona shall have delivered to Jiadi a certificate dated the Closing Date in the form of Exhibit 6.5 and signed by the President of Kona certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article III are true and correct as of the Closing Date.

        6.6    Directors of Kona.     On the Closing Date, Mr. Agron shall have submitted his resignation as the sole director of Kona effective on the Closing Date after having voted as directors of Kona, those directors of Jiadi set forth in paragraph 2.4 above.

        6.7    Officers of Kona.     On the Closing Date, the newly constituted Board of Directors of Kona shall elect the officers of Jiadi as set forth in paragraph 2.4, above, to be the officers of Kona.

        6.8    Corporate Action.     On the Closing Date, Kona shall have taken the corporate action described in paragraph 1.2, above.

ARTICLE VII

Closing

        7.1    Closing.     The Closing of this Agreement shall be held at the offices of Gary A. Agron, at any mutually agreeable time and date (the "Closing Date") prior to May 5, 2006, unless extended by mutual agreement. At the Closing:

    (1)
    Jiadi shall deliver to Kona copies of Exhibit 1.2 executed by all of the Jiadi Stockholders together with certificates representing all outstanding Jiadi Shares duly endorsed to Kona;

    (2)
    Kona shall deliver to the Jiadi Stockholders 8,500,000 shares of Kona common stock, for which the Jiadi Shares have been exchanged, pursuant to the computations set forth in Exhibit 1.1 hereto;

    (3)
    Kona shall deliver (i) the officer's certificate described in paragraph 6.5 and (ii) a signed consent and/or minutes of its directors approving this Agreement and each matter to be approved under this Agreement;

    (4)
    Jiadi shall deliver (i) the officer's certificate described in paragraph 5.5 and (ii) a signed consent and/or minutes of its directors approving this Agreement and each matter to be approved under this Agreement.

        7.2    Ownership of Kona.     Following the Closing, the common stock ownership of Kona shall be as follows:

    Jiadi Stockholders: 8,500,000 shares of Kona consisting of:

    5,100,000 shares held by Liu Jun
    3,400,000 shares held by Liu Wen Li

    Kona Stockholders: 1,500,000 shares of Kona consisting of:

    100,000 shares held by the public stockholders of Kona
    450,000 shares held by Gary Agron
    450,000 shares held by Andy Chu or his designated entities
    500,000 shares held by Ge Wang

    1,500,000 shares total

ARTICLE VIII

Covenants Subsequent to the Closing Date

        8.1    Registration and Listing.     As soon as practicable following the Closing Date, the newly constituted executive officers and directors of Kona shall use their best efforts to:

    (1)
    File, and obtain effectiveness for, a Registration Statement on Form SB-2 covering all 10,000,000 shares of Kona outstanding following the Closing Date. Kona shall cause the

      Registration Statement to remain current with the Commission for at least 27 months following its effective date;

    (2)
    List Kona's common stock with Standard & Poor's OTC or corporate manual; and

    (3)
    File and clear with the National Association of Securities Dealers, Inc. a Form 15c-2(11) allowing for the listing of Kona's common stock on the Electronic Bulletin Board. Thereafter, Kona shall at all times maintain its Electronic Bulletin Board listing or other listing on a recognized stock exchange.

        8.2    Material Acquisitions.     Following the Closing Date and for a period of five years thereafter, Kona shall not acquire any other company or entity for which audited financial statements are required pursuant to the Securities and Exchange Act of 1934, unless such company or entity provides audited financial statements at the closing of the transaction.

        8.3    Financial Public Relations.     On the Closing Date, Kona will retain for a period of 18 months a financial public relations firm satisfactory to Kona's pre-closing executive officer.

ARTICLE IX

Miscellaneous

        9.1    Captions and Headings.     The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

        9.2    No Oral Change.     This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

        9.3    Non-Waiver.     The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions. No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

        9.4    Time of Essence.     Time is of the essence of this Agreement and of each and every provision hereof.

        9.5    Entire Agreement.     This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

        9.6    Choice of Law.     This Agreement and its application shall be governed by the laws of the state of Colorado, United States of America.

        9.7    Counterparts.     This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        9.8    Notices.     All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

Kona:	Kona Enterprises, Inc. 5445 DTC Parkway, Suite 520 Greenwood Village, Colorado 80111 Attn: Gary A. Agron, President
Jiadi:
Liaoning Jiadi Group Real Estate Development Limited and
Liaoning Dong Ya Hui Fung Automobile Trading Limited
No. 83, Nanshuncheng Road, Shenhe District, Shenyang City
Post Code: 110011
Attn: Liu Jun, Chief Executive Officer

        9.9    Binding Effect.     This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

        9.10    Mutual Cooperation.     The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

        9.11    Finders.     The parties hereto represent that no finder has brought about this Agreement, and no finder's fee has been paid or is payable by either party.

        9.12    Announcements.     The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement.

        9.13    Expenses.     Each party will pay its own legal, accounting and other out-of-pocket expenses incurred in connection with this Agreement if this Agreement is closed. In the event this Agreement is not closed due to the failure of Jiadi to perform its obligations under the Agreement or because of misrepresentations made by Jiadi and contained in this Agreement, then Jiadi shall be responsible to pay, within ten days of termination of this Agreement, the legal fees and out-of-pocket expenses actually incurred by Kona in connection with this Agreement, not to exceed $50,000. In the event this Agreement is not closed due to the failure of Kona to perform its obligations under this Agreement or because of misrepresentations made by Kona contained in this Agreement, then Kona shall be responsible to pay, within ten days of termination of this Agreement, the legal fees and out-of-pocket expenses actually incurred by Jiadi, not to exceed $10,000. In the event this Agreement is not consummated for any other reason, Kona and Jiadi will pay their own legal fees and any out-of-pocket expenses incurred in connection with this Agreement, and neither party shall have any further liability to the other party.

        9.14    Survival of Representations and Warranties.     The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing providing for in it, shall survive the Closing, including but not limited to the covenants set forth in Article VIII, above.

        9.15    Exhibits.     As of the execution hereof, the parties have provided each other with the Exhibits described herein. Any material changes to the Exhibits shall be immediately disclosed to the other party.

        9.16    Legal Counsel.     Kona has been represented in connection with this Agreement by Gary A. Agron, Esq. Jiadi has been represented in connection with this Agreement by securities counsel of its choice.

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date indicated above.

KONA ENTERPRISES, INC.		LIAONING JIADI GROUP REAL ESTATE DEVELOPMENT LIMITED AND LIAONING DONG YA HUI FUNG AUTOMOBILE TRADING LIMITED
By:	Gary A. Agron, President	By:	Liu Jun, Chief Executive Officer

EXHIBIT 1.1

SCHEDULE OF JIADI STOCKHOLDERS
AND
ALLOCATION OF KONA SHARES

Name of Stockholder	Number of Jiadi Group Real Estate Development LTD Shares Exchanged(1)	Number of Kona Common Shares To Be Issued(1)
Liu Jun	10,200,000	5,100,000
Zhang Tao	8,000,000	0
Jin Li	1,200,000	0
Liu Wan li	600,000	3,400,000

Totals	20,000,000	8,500,000
	Number of Dong Ya Hui Feng Automobile Trading LTD Shares Exchanged(2)
Liu Jun	7,200,000	0
Zhang Tao	4,800,000	0

Totals	12,000,000	0
Totals	32,000,000	8,500,000

(1)
Zhang Tao and Jin Li have agreed to convey their shares in Jiadi without receipt of Kona shares in exchange therefor.

(2)
No additional shares of Kona will be issued for the 12,000,000 shares of Dong Ya Hui Feng to be conveyed to Kona.

EXHIBIT 1.2

SUBSCRIPTION AGREEMENT

        In connection with my exchange of $.12 par value common stock of Liaoning Jiadi Group Real Estate Development Limited and Liaoning Dong Ya Hui Fung Automobile Trading Limited ("Jiadi") for the no par value common stock of Kona Enterprises, Inc. ("Kona"), I acknowledge the matters set forth below and promise that the statements made herein are true. I understand that Kona is relying on my truthfulness in issuing its securities to me.

        I understand that Kona's common stock (the "Securities) is being issued to me in a private transaction in exchange for my shares in Jiadi and in reliance upon the exemption provided in section 4(2) of the Securities Act of 1933, as amended (the "Act") for non-public offerings and pursuant to the Agreement Concerning the Exchange of Securities between Kona and Jiadi ("Agreement"). I understand that the Securities are "restricted" under applicable securities laws and may not be sold by me except in a registered offering (which may not ever occur) or in a private transaction like this one. I know this is an illiquid investment and that therefore I may be required to hold the Securities for an indefinite period of time, but under no circumstances less than one year from the date of its issuance.

        I am acquiring the Securities solely for my own account, for long-term investment purposes only and not with a view to sale or other distribution. I agree not to dispose of any Securities unless and until counsel for Kona shall have determined that the intended disposition is permissible and does not violate the Act, any applicable state securities laws or rules and regulations promulgated thereunder.

        All information, financial and otherwise, or documentation pertaining to all aspects of my acquisition of the Securities and the activities and financial information of Kona has been made available to me and my representatives, if any, and I have had ample opportunity to meet with and ask questions of senior officers of Kona, and I have received satisfactory answers to any questions I asked.

        In acquiring the Securities, I have reviewed the Agreement and any independent investigations made by me or my representatives. I am an experienced investor, have made speculative investments in the past and am capable of analyzing the merits of an investment in the Securities.

        I understand that the Securities are highly speculative, involves a great degree of risk and should only be acquired by individuals who can afford to lose their entire investment. Nevertheless, I consider this a suitable investment for me because I have adequate financial resources and income to maintain my current standard of living even after my acquisition of the Securities. I know that Kona is merely a "shell" company with no significant assets or liabilities, its financial affairs can fluctuate dramatically from time to time, and that although I could lose my entire investment, I am acquiring the Securities because I believe the potential rewards are commensurate with the risk. Even if the Securities became worthless, I could still maintain my standard of living without significant hardship on me or my family.

        By signing this Agreement, I also accept and agree to abide by the terms and conditions of the Agreement as if I had executed the Agreement itself.

        Dated as of this            day of                        , 2004.

Signature
Name, Please Print
Residence Address
City, State and Zip Code
Area Code and Telephone Number
Social Security Number
Number of Jiadi Shares Exchanged

AMENDMENT TO SHARE EXCHANGE AGREEMENT

        This Agreement, made and entered into this            day of December 2004, amends that certain Agreement Concerning The Exchange Of Securities Between Kona Enterprises, Inc. And Liaoning Jiadi Group Real Estate Development Ltd. Et. Al. (the "Agreement").

        WHEREAS, the parties desire to clarify certain provisions of the Agreement.

        IT IS THEREFORE AGREED BY THE PARTIES as follows:

    1.
    The parties acknowledge that Jiadi (as defined in the Agreement) will not include Jiadi's holdings in its horse racing and guest house operations.

    2.
    All of the terms and provisions of the Agreement be and hereby are confirmed.

KONA ENTERPRISES, INC.

By:	Gary A. Agron, President

LIAONING JIADI GROUP REAL ESTATE DEVELOPMENT LTD.

By:	Liu Jun, Chief Executive Officer